Exhibit 10.8
SECOND INVESTOR RIGHTS AGREEMENT AMENDMENT
     This Second Investor Rights Agreement Amendment, dated as of July 24, 2008 (this “Second Amendment”), amends the Investor Rights Agreement, dated as of November 16, 2007 (as amended pursuant to the First Amendment (as defined below), the “Agreement”), by and among AXS-One Inc., a Delaware corporation (the “Company”), and the purchasers listed on Schedule 1 attached thereto (the “Purchasers”). Terms not otherwise defined herein which are defined in the Agreement shall have the same respective meanings herein as therein.
     WHEREAS, the Agreement was previously amended pursuant to an Investor Rights Agreement Amendment dated January 12, 2008, by and among the Company and certain Purchasers (the “First Amendment”);
     WHEREAS, Section 7(f) of the Agreement provides that the provisions of the Agreement may be amended by a writing signed by the Company and the holders of at least a majority of the Registrable Securities (as defined in the Agreement); and
     WHEREAS, the Company and the undersigned Purchasers, constituting holders of at least a majority of the Registrable Securities have agreed to further modify certain provisions of the Agreement as specifically set forth in this Second Amendment.
     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment to the Agreement. The Agreement is hereby amended by deleting the definition of “Filing Date” in the Agreement in its entirety and replacing it with the following:
     “ “Filing Date” means May 29, 2009 with respect to the Initial Registration Statement and, with respect to any additional Registration Statements which may be required pursuant to Section 3(b), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.”
     2. Ratification. Except as expressly amended hereby, all terms and conditions of the Agreement, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references to the Agreement shall hereafter refer to such Agreement, as amended hereby.
     3. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. The executed signature pages hereto may be delivered by facsimile or other means of electronic image transmission, such a copy of any signature page hereto shall have the same force and effect as an original thereof.
     4. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

Company: AXS-ONE INC.
By:	/s/ Joseph P. Dwyer
	Name:	Joseph P. Dwyer
	Title:	CFO

Purchasers: ASTON ASSETS, S.A.
By:	/s/ Alejandro Gonzalez
	Name:	Alejandro Gonzalez
	Title:	Legal Representative (Power of Attorney)

BLUELINE CAPITAL PARTNERS, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

BLUELINE CAPITAL PARTNERS II, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

BLUELINE CAPITAL PARTNERS III, LP
By:	/s/ Timothy P. Bacci
	Name:	Timothy P. Bacci
	Title:	Managing Partner

JURIKA FAMILY TRUST U/A 3/17/1989
By:	/s/ William K. Jurika
	Name:	William K. Jurika
	Title:	Trustee

SIRIUS TRUST
By:	/s/ P. DeSalis /s/ D. Moran
	Name:	P. DeSalis D. Moran
	Title:	Primafides (Suisse) SA as Trustees of Sirius Trust, Directors

/s/ Daniel H. Burch
DANIEL H. BURCH

/s/ Harold D. Copperman
HAROLD D. COPPERMAN

/s/ Robert J. Migliorino
ROBERT J. MIGLIORINO

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